UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

DIANTHUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Times Square, 43rd Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 999-4055

Magenta Therapeutics, Inc.

300 Technology Square, 8th Floor

Cambridge, Massachusetts

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DNTH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Dianthus Therapeutics, Inc. (formerly Magenta Therapeutics, Inc.) (the “Company”) with the U.S. Securities and Exchange Commission on September 12, 2023 (the “Original Report”), in which the Company reported, among other things, the completion of its previously announced business combination, pursuant to which Dio Merger Sub, Inc. merged with and into Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.) (“OpCo”), with OpCo surviving as a wholly owned subsidiary of the Company.

This Amendment includes (i) the unaudited condensed financial statements of OpCo for the six months ended June 30, 2023 and 2022, (ii) the audited financial statements of OpCo for the years ended December 31, 2022 and 2021, (iii) the unaudited pro forma condensed combined financial information of the Company and OpCo as of June 30, 2023 and for the six months ended June 30, 2023 and for the year ended December 31, 2022, (iv) Management’s Discussion and Analysis of Financial Condition and Results of Operations of OpCo for the six months ended June 30, 2023 and 2022, (v) Management’s Discussion and Analysis of Financial Condition and Results of Operations of OpCo for the years ended December 31, 2022 and 2021, (vi) the Company’s Risk Factors, (vii) the Company’s Business Section and (viii) clarifications regarding the terms of the Class I, Class II and Class III directors of the board of directors of the Company (the “Board”) and the amount of shares of common stock outstanding.

Except as described above, this Amendment does not amend or modify any other Item of the Original Report. Except as otherwise indicated herein, this Amendment does not purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment. The historical audited and unaudited financial statements of OpCo and the unaudited pro forma condensed combined financial information of the Company and OpCo included herein was excluded from the Original Report in reliance on Items 9.01(a) and 9.01(b).

Item 2.02.	Results of Operations and Financial Condition.

The unaudited condensed financial statements of OpCo for the six months ended June 30, 2023 and 2022 and the related notes thereto are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of OpCo for the six months ended June 30, 2023 and 2022 is contained in Exhibit 99.3 attached hereto and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

As previously disclosed, on September 11, 2023, Marino Garcia and Paula Soteropoulos were appointed as Class I directors of the Board, Tomas Kiselak and Jonathan Violin, Ph.D., were appointed as Class II directors of the Board and Leon O. Moulder, Jr. and Lei Meng were appointed as Class III directors of the Board. Anne McGeorge and Alison F. Lawton continued as Class II and Class III directors of the Board, respectively. The terms of the Class I directors expire at the Company’s 2025 annual meeting, the terms of the Class II directors expire at the Company’s 2026 annual meeting and the terms of the Class III directors expire at the Company’s 2024 annual meeting.

Item 8.01.	Other Events.

The Company’s Risk Factors and Business Section are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations of OpCo for the years ended December 31, 2022 and 2021 is contained in Exhibit 99.3 attached hereto and is incorporated herein by reference.

As of September 21, 2023, the Company had 14,813,295 shares of common stock issued and outstanding.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed financial statements of OpCo for the six months ended June 30, 2023 and 2022 and the related notes thereto are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

The audited financial statements of OpCo for the years ended December 31, 2022 and 2021 and the related notes thereto are attached hereto as Exhibit 99.5 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and OpCo as of June 30, 2023 and for the six months ended June 30, 2023 and for the year ended December 31, 2022 and the related notes thereto are attached hereto as Exhibit 99.6 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.)

99.1	Risk Factors of Dianthus Therapeutics, Inc.

99.2	Business Section of Dianthus Therapeutics, Inc.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.) for the six months ended June 30, 2023 and 2022 and for the years ended December 31, 2022 and 2021.

99.4	Unaudited condensed financial statements of Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.) for the six months ended June 30, 2023 and 2022.

99.5	Audited financial statements of Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.) for the years ended December 31, 2022 and 2021.

99.6	Unaudited pro forma condensed combined financial information of Dianthus Therapeutics, Inc. and Dianthus Therapeutics OpCo, Inc. (formerly Dianthus Therapeutics, Inc.) as of June 30, 2023 and for the six months ended June 30, 2023 and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIANTHUS THERAPEUTICS, INC.

Date: September 21, 2023	By:	/s/ Ryan Savitz
	Name:	Ryan Savitz
	Title:	Chief Financial Officer